Exhibit 10.1

GREENWOOD FINANCIAL INC.

LIMITED CONSENT TO
EXCHANGE TRANSACTIONS

This LIMITED CONSENT (this “Consent”) is dated as of August 3, 2009 and entered into by and among GREENWOOD FINANCIAL INC., a Delaware corporation (“Master Borrower”), the entities identified on Schedule A attached hereto (together with the Master Borrower, the “Borrowers”), Orleans Homebuilders, Inc. (the “Guarantor”, and together with the Borrowers, the “Obligors”), the Lenders (defined below) party hereto and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for Lenders (“Agent”), and is made with reference to that certain Second Amended and Restated Revolving Credit Loan Agreement dated as of September 30, 2008, by and among Obligors, the financial institutions listed on the signature pages thereof (“Lenders”) and Agent, as amended by that First Amendment to Second Amended and Restated Revolving Credit Loan Agreement and First Amendment to Security Agreement dated as of February 11, 2009 (as so amended, the “Loan Agreement”).  Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Loan Agreement.

RECITALS

WHEREAS, OHI Financing, Inc., as issuer (“Issuer”), Guarantor, and the Wilmington Trust Company (“WTC”), as Trustee, are party to that certain Junior Subordinated Indenture dated as of September 20, 2005 (“Existing Indenture I”) pursuant to which the Issuer issued a Junior Subordinated Note due 2036 (“Note I”) in the principal amount of $30,928,000 to Orleans Homebuilders Trust (“Trust I”);

WHEREAS, Trust I issued Preferred Securities (“Preferred I Securities”, together with Existing Indenture I, Note I and the other documents executed in connection therewith, the “Existing Indenture I Documents”) to certain investors (the “Indenture I Investors”) pursuant to that certain Amended and Restated Trust Agreement dated as of September 20, 2005 (the “Trust Agreement I”), by and among the Issuer, as depositor, Guarantor, WTC, as property trustee and Delaware trustee, and the respective administrative trustees named therein;

WHEREAS, Issuer and The Bank of New York Trust Company, National Association (as successor to JPMorgan Chase Bank National Association) (“BNYTC”), as Trustee, are party to that certain Junior Subordinated Indenture dated as of November 23, 2005 as amended by the Supplemental Indenture No. 1 dated as of August 13, 2007 (“Existing Indenture II”) pursuant to which the Issuer issued a Junior Subordinated Note due 2036 (“Note II”) in the principal amount of $77,320,000 to Orleans Homebuilders Trust II (“Trust II”);

WHEREAS, Trust II issued Preferred Securities (“Preferred II Securities”, together with Existing Indenture II, Note II and the other documents executed in connection therewith, the “Existing Indenture II Documents”) to certain investors (the “Indenture II Investors”) pursuant to that certain Amended and Restated Trust Agreement dated as of

November 23, 2005 (the “Trust II Agreement”), by and among the Issuer, as depositor, BNYTC, as property trustee, BNY Mellon Trust of Delaware (as successor to Chase Bank USA, National Association), as Delaware trustee, and the respective administrative trustees named therein;

WHEREAS, the obligations under each of Note I and Note II are guarantied by Guarantor;

WHEREAS, the Issuer and BNYTC, as Trustee have entered into that certain Junior Subordinated Indenture (the “New Indenture”) pursuant to which Issuer proposes to issue Junior Subordinated Notes due 2036 in the aggregate principal amount of $93,750,000 (collectively, the “New II Securities”) to the Indenture II Investors (the “New II Issuance”);

WHEREAS, upon the effectiveness of the Exchange II Transaction, the obligations under New II Securities will be guarantied by Guarantor;

WHEREAS, pursuant to that certain Exchange Agreement dated as of the date hereof (the “Exchange Agreement”) among the Issuer, the Guarantor and the Indenture II Investors, the Indenture II Investors have agreed to exchange their Preferred II Securities for the New II Securities (the “Securities II Exchange”, together with the New II Issuance, the “Exchange II Transaction”);

WHEREAS, Borrowers have proposed that the Issuer enter into a new indenture and exchange agreement with respect to the Existing Indenture I Documents (the “Exchange I Transaction”, together with Exchange II Transaction, the “Exchange Transactions”) on substantially similar terms as the Exchange II Transaction;

WHEREAS, the Exchange Transactions require the consent of Requisite Lenders;

WHEREAS, Borrowers have requested that the Agent and Lenders constituting Requisite Lenders consent to the Exchange Transactions; and

WHEREAS, Requisite Lenders and Agent are willing to consent to the Exchange Transactions subject to the terms herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.              CONSENT

A.            Exchange II Transaction.  Each Lender signatory hereto hereby consents to the Exchange II Transaction pursuant to the documents attached hereto as Exhibit A (the “Exchange II Documents”) and consents and agrees that the Debt created or incurred pursuant to the Exchange II Documents (including the guaranty thereof by Guarantor) shall constitute OHI Financing Subordinated Debt and that the guaranty of such debt by Guarantor as provided in the Exchange II Documents shall constitute Permitted Debt.

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B.            Exchange I Transaction.  Each Lender signatory hereto hereby consents to the Exchange I Transaction; provided that (i) the modifications to the terms of the Existing Indenture I Documents are substantially similar to, and not less favorable to the Obligors and Lenders than, the modifications made to the Existing Indenture II Documents in the Exchange II Transaction, as determined by Agent, including without limitation substantially similar covenants, events of default, interest rates, proportional principal increase, redemption provisions, subordination provisions, maturity date, transaction fees and other material terms, (ii) the Exchange I Transaction is consummated and effective before September 30, 2009, (iii) the documentation for the Exchange I Transaction shall be in form and substance satisfactory to Agent, and (iv) no Event of Default, or any condition or event that, after notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing as of the effective date of the Exchange I Transaction, which condition shall be evidenced by a certificate delivered by Obligors to Agent dated as of the effective date of the Exchange I Transaction certifying the same.  Each Lender signatory hereto further consents and agrees that the Debt created or incurred pursuant to the Exchange I Transaction (including the guaranty thereof by Guarantor) shall constitute OHI Financing Subordinated Debt and that the guaranty of such debt by Guarantor as provided in the Exchange I Documents shall constitute Permitted Debt.

C.            Limitation of Consent; Effect on Loan Documents; No Waiver.

1.             Limitation of Consent.  Without limiting the generality of Section 11.10 of the Loan Agreement, the consents set forth above shall be limited precisely as written and relate solely to the Exchange Transactions and the consent required therefor pursuant to the Loan Agreement, in each case as set forth herein.  Nothing herein shall be deemed to (a) constitute a consent with respect to any other amendment to the OHI Financing Subordinated Debt, which shall be subject to the Loan Agreement or (b) prejudice any right or remedy that the Agent, Issuing Lender, any Agent or any Lender may now have or may have in the future under the Loan Documents relating to any other amendment to the OHI Financing Subordinated Debt.

2.             Effect on Loan Documents.  The Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

3.             No Further Waiver or Consent.  This Consent shall not, except as expressly provided herein, (a) constitute a waiver of any Event of Default existing as of the date hereof or any condition or event existing as of the date hereof that, after notice or lapse of time or both, would constitute an Event of Default, in each case regardless of whether the Agent or Lenders are aware of such Event of Default, event or condition, including without limitation those events referred to in Sections 3(B) and 3(C) herein, (b) constitute a waiver or consent of any provision of any provision or condition of the Loan Agreement or any other Loan Documents, or (c) operate as a waiver of or prejudice any right, power or remedy that any Agent or any Lender may now have or may have in the future under the Loan Agreement or any of the other Loan Documents.  The consents granted are hereby limited to the matters set forth herein.

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Section 2.              CONDITIONS TO EFFECTIVENESS

Section 1 of this Consent shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Effective Date”):

A.            On or before the Effective Date, Obligors shall deliver to Lenders (or to Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender) the following, each, unless otherwise noted, dated the Effective Date:

1.             Copies of this Consent executed by each Obligor.

2.             A fully executed copy of each Exchange II Document, each in form and substance satisfactory to Agent and Requisite Lenders, such satisfaction to be evidenced by delivery to Master Borrower by Agent or such Lender of a counterpart signature page to this Consent.

3.             An original executed Mortgage with respect to Byers Station Tract 3 delivered to Agent’s counsel in Philadelphia.

4.             A revised Borrowing Base Certificate as of June 30, 2009 excluding the Ewing tracts 4 and 5 of Byers Station.

B.            Requisite Lenders shall have executed this Consent.

C.            Borrowers shall have paid (i) to Agent, all of Agent’s outstanding expenses under the Loan Documents, including inspection and appraisal costs, and (ii) to Reed Smith LLP, counsel to Agent, all fees and expenses invoiced through the date hereof.

Section 3.              OBLIGORS’ REPRESENTATIONS AND WARRANTIES

In order to induce Lenders to enter into this Consent, each Obligor represents and warrants to each Lender that the following statements are true, correct and complete:

A.            Exchange Documents.  The Exchange II Documents (i) constitute all of the material documents relating to the Exchange II Transaction, and (ii) are in full force and effect and have not been modified or waived in any respect without the consent of Agent and Requisite Lenders.

B.            Incorporation of Representations and Warranties From Loan Documents.  After giving effect to this Consent, the representations and warranties contained in each Loan Document are and will be true, correct and complete in all material respects on and as of the Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date, except to the extent that any such representation or warranty is false, incorrect or incomplete in any material respect as a result of the inclusion in the Borrowing Base or any Borrowing Base Certificate of the parcels of real property commonly known as Byers Station Tract 3 and/or Ewing Tracts 4 and 5.

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C.            Absence of Default.  After giving effect to this Amendment, as of the date hereof, (i) no Event of Default has occurred and is continuing or will result from the consummation of the transactions contemplated by this Consent, and (ii) no condition or event existing as of the date hereof that, after notice or lapse of time or both, would constitute an Event of Default has occurred and is continuing or will result from the consummation of the transactions contemplated by this Consent, except to the extent that any such representation or warranty is false, incorrect or incomplete in any material respect as a result of the inclusion in the Borrowing Base or any Borrowing Base Certificate of the parcels of real property commonly known as Byers Station Tract 3 and/or Ewing Tracts 4 and 5.

D.            Performance.  As of the date hereof, the Obligors have performed all agreements to be performed on their part as set forth in the Loan Documents.

Section 4.              MISCELLANEOUS

A.            Fees and Expenses.  Company acknowledges that all costs, fees and expenses as described in Section 13.15 of the Loan Agreement incurred by Agent and its counsel with respect to this Consent and the documents and transactions contemplated hereby shall be for the account of Borrowers.

B.            Headings.  Section and subsection headings in this Consent are included herein for convenience of reference only and shall not constitute a part of this Consent for any other purpose or be given any substantive effect.

C.            Applicable Law.  THIS CONSENT SHALL IN ALL RESPECTS BE GOVERNED BY THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA.

D.            Counterparts; Effectiveness.  This Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Any facsimiled, electronically transmitted, or photocopied signatures hereto shall be deemed original signatures hereto, all of which shall be equally valid.  This Consent (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 2 hereof) shall become effective upon the execution of a counterpart hereof by Obligors, Agent and Requisite Lenders and receipt by Obligors and Agent of written or telephonic notification of such execution and authorization of delivery thereof.

Section 5.              ACKNOWLEDGEMENT AND CONSENT BY GUARANTOR

Guarantor hereby acknowledges that it has read this Consent and consents to the terms thereof, and hereby confirms and agrees that, notwithstanding the effectiveness of this Consent, the obligations of Guarantor under its Guaranty shall not be impaired or affected and the applicable Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.  Guarantor further agrees that nothing in the Loan Agreement, this Consent or any other Loan Document shall be deemed to require the consent of Guarantor to any future consent required by the Loan Agreement.

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Section 6.              RELEASORS.

A.            Each Borrower and Guarantor hereby acknowledges and agrees that, as of the Effective Date, no right of offset, defense, counterclaim, claim, cause of action or objection in favor of any Borrower and Guarantor against the Lenders (including all lenders prior to the Effective Date) or the Agent, any other agent or any Issuer exists arising out of or with respect to (i) the Indebtedness, the Loan Agreement or any of the other Loan Documents; (ii) any other documents evidencing, securing or in any way relating to the foregoing, or (iii) the administration or funding of the Loans, the Commitment or the issuance of Letters of Credit or Tri-Party Agreements.

B.            Each Borrower and Guarantor hereby expressly waives, releases and relinquishes any and all defenses, setoffs, claims, counterclaims, causes of action or objections, if any, against such Lenders, the Agent, the other agents or any Issuer, whether known or unknown, both at law and in equity, only to the extent arising out of any matter, cause or event occurring on or prior to the Effective Date.

C.            Each Borrower and Guarantor for itself, each other Borrower and Guarantor and their respective successors and assigns in interest and any person that may derivatively or otherwise assert a claim through or by any of the foregoing to the fullest extent permitted by applicable law (collectively, the “Releasors”) waives and releases against each Agent, each Issuer and each Lender and each of their respective employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, related corporate divisions, participants and assigns (collectively, the “Releasees”), and covenants not to commence or pursue any litigation or action, claims, demands, causes of action, suits, debts, sums of money, accounts, bonds, bills, covenants, contracts, controversies, agreements, promises, setoffs, recoupments, counterclaims, defenses, expenses, damages and/or judgments, whatsoever in law or in equity (whether matured, unmatured, contingent or non-contingent) that relate in any way, either directly or indirectly, to the Loan Agreement, any other Loan Documents, the transactions contemplated thereby or any action by Agents, Lenders or any other Releasee in any way related thereto, whether known or unknown, which each of the Releasors had, now has or may have, in each case only to the extent arising out of any matter, cause or event occurring prior to the Effective Date.  Each of the Releasors hereby agrees that federal or state laws, rights, rules or legal principles of any other jurisdiction which may be applicable thereto, to the extent that they apply to the matters released hereby, are knowingly and voluntarily waived and relinquished by such Releasors, to the full extent that such rights and benefits pertaining to the matters released herein may be waived, and each of the Releasors hereby agrees and acknowledges that this waiver is an essential term of this Consent, without which Agent and Lenders would not have entered into this Consent.  Each of the Releasors represents and warrants that it has not purported to transfer, assign, pledge or otherwise convey any of its right, title or interest in any matter released hereby to any other Person.  In connection with the release in this Consent, each of the Releasors acknowledges that it is aware it may hereafter discover claims presently unknown or unsuspected, or facts in addition to or different from those which such Releasors now knows or believes to be true, with respect to the matters released herein.  Nevertheless, it is each of the Releasors’ intent in executing this Agreement to

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fully, finally and forever release and settle such matters to the extent they arise out of any matter, cause or event occurring prior to the Effective Date.  In making this release, each of the Releasors has consulted with counsel concerning the effect thereof.

[The remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

Master Borrower:	Greenwood Financial Inc., a Delaware corporation

	By:	/s/ Lawrence J. Dugan
		Name:	Lawrence J. Dugan
		Title:	Vice President

Corporate Borrowers:	OHB Homes, Inc.
Orleans Corporation
Orleans Corporation of New Jersey
Orleans Construction Corp.
Parker & Lancaster Corporation
Parker & Orleans Homebuilders, Inc.
Sharp Road Farms, Inc.

	By:	/s/ Lawrence J. Dugan
		Name:	Lawrence J. Dugan
		Title:	Vice President

Limited Liability Company
Borrowers:	Masterpiece Homes, LLC
OPCNC, LLC
Orleans at Bordentown, LLC
Orleans at Cooks Bridge, LLC
Orleans at Covington Manor, LLC
Orleans at Crofton Chase, LLC
Orleans at East Greenwich, LLC
Orleans at Elk Township, LLC
Orleans at Evesham, LLC
Orleans at Hamilton, LLC
Orleans at Harrison, LLC
Orleans at Hidden Creek, LLC
Orleans at Jennings Mill, LLC
Orleans at Lambertville, LLC
Orleans at Lyons Gate, LLC
Orleans at Mansfield, LLC
Orleans at Maple Glen, LLC
Orleans at Meadow Glen, LLC
Orleans at Millstone, LLC

[Borrowers’ signatures continued on the following page]

(Signature Page to First Amendment to Loan Agreement and Security Agreement)

Orleans at Millstone River Preserve, LLC
Orleans at Moorestown, LLC
Orleans at Tabernacle, LLC
Orleans at Upper Freehold, LLC
Orleans at Wallkill, LLC
Orleans at Westampton Woods, LLC
Orleans at Woolwich, LLC
Orleans Arizona Realty, LLC
Orleans DK, LLC
Parker Lancaster, Tidewater, L.L.C.
Wheatley Meadows Associates, LLC

By:	/s/ Lawrence J. Dugan
	Name:	Lawrence J. Dugan
	Title:	Vice President

[Borrowers’ signatures continued on the following page]

(Signature Page to Limited Consent)

Limited Partnership
Borrowers:	Brookshire Estates, L.P. (f/k/a Orleans at Brookshire Estates, L.P.)
Orleans at Falls, LP
Orleans at Limerick, LP
Orleans at Lower Salford, LP
Orleans at Thornbury, L.P.
Orleans at Upper Saucon, L.P.
Orleans at Upper Uwchlan, LP
Orleans at West Bradford, LP
Orleans at West Vincent, LP
Orleans at Windsor Square, LP
Orleans at Wrightstown, LP
Stock Grange, LP
	By:	OHI PA GP, LLC, sole General Partner

		By:	/s/ Lawrence J. Dugan
		Name:	Lawrence J. Dugan
		Title:	Vice President

Orleans RHIL, LP
Realen Homes, L.P.
	By:	RHGP, LLC, sole General Partner
		By:	Orleans Homebuilders, Inc.,
Authorized Member

		By:	/s/ Garry P. Herdler
			Name:	Garry P. Herdler
			Title:	Executive Vice President and
Chief Financial Officer

Guarantor:	Orleans Homebuilders, Inc., a Delaware corporation

	By:	/s/ Garry P. Herdler
		Name:	Garry P. Herdler
		Title:	Executive Vice President and
Chief Financial Officer

[Agent’s signature continued on the next page]

(Signature Page to Limited Consent)

Agent:	Wachovia Bank, National Association

	By:	/s/ Nathan R. Rantala
Name: Nathan R. Rantala
Title: Director

[Lenders’ signature continued on the next page]

(Signature Page to Limited Consent)

LENDER SIGNATURE PAGE TO LIMITED CONSENT, DATED AS OF AUGUST 3, 2009:

WACHOVIA BANK,
NATIONAL ASSOCIATION

By:	/s/ Nathan R. Rantala
Nathan R. Rantala, Director

(Signature Page to Limited Consent)

LENDER SIGNATURE PAGE TO LIMITED CONSENT, DATED AS OF AUGUST 3, 2009:

BANK OF AMERICA, N.A.

By:	/s/ William Blilenski
Name: William Blilenski
Title: SVP

(Signature Page to Limited Consent)

LENDER SIGNATURE PAGE TO LIMITED CONSENT, DATED AS OF AUGUST 3, 2009:

SOVEREIGN BANK

By:	/s/ Richard M. Guinn
Name: Richard M. Guinn
Title: Senior Vice President

(Signature Page to Limited Consent)

LENDER SIGNATURE PAGE TO LIMITED CONSENT, DATED AS OF AUGUST 3, 2009:

MANUFACTURERS AND TRADERS TRUST COMPANY

By:	/s/ Anne D. Bichony
Name: Anne D. Bichony
Title: Vice President

(Signature Page to Limited Consent)

LENDER SIGNATURE PAGE TO LIMITED CONSENT, DATED AS OF AUGUST 3, 2009:

NATIONAL CITY BANK

By:	/s/ Christopher Guyer
Name: Christopher Guyer
Title: Vice President

(Signature Page to Limited Consent)

LENDER SIGNATURE PAGE TO LIMITED CONSENT, DATED AS OF AUGUST 3, 2009:

FIRSTRUST BANK

By:	/s/ Seth Muckler
Name: Seth Muckler
Title: Senior Vice President

(Signature Page to Limited Consent)

LENDER SIGNATURE PAGE TO LIMITED CONSENT, DATED AS OF AUGUST 3, 2009:

GUARANTY BANK

By:	/s/ Linda Garcia
Name: Linda Garcia
Title: SVP

(Signature Page to Limited Consent)

LENDER SIGNATURE PAGE TO LIMITED CONSENT, DATED AS OF AUGUST 3, 2009:

TD BANK, NA, successor by merger to Commerce Bank, N.A.

By:	/s/ Robert E. Velany
Name: Robert E. Velany
Title: Vice President

(Signature Page to Limited Consent)

LENDER SIGNATURE PAGE TO LIMITED CONSENT, DATED AS OF AUGUST 3, 2009:

SUNTRUST BANK

By:	/s/ Janet R. Naifeh
Name: Janet R. Naifeh
Title: Senior Vice President

(Signature Page to Limited Consent)

LENDER SIGNATURE PAGE TO LIMITED CONSENT, DATED AS OF AUGUST 3, 2009:

REGIONS BANK, successor by merger to Amsouth Bank

By:	/s/ Renny Hudspeth
Name: Renny Hudspeth
Title: SRVP

(Signature Page to Limited Consent)

LENDER SIGNATURE PAGE TO LIMITED CONSENT, DATED AS OF AUGUST 3, 2009:

COMERICA BANK

By:	/s/ Laura Benson
Name: Laura Benson
Title: Vice President

(Signature Page to Limited Consent)

LENDER SIGNATURE PAGE TO LIMITED CONSENT, DATED AS OF AUGUST 3, 2009:

COMPASS BANK, an Alabama Banking Corporation

By:	/s/ Steven J. Hesler
Name: Steven J. Hesler
Title: SVP

(Signature Page to Limited Consent)

LENDER SIGNATURE PAGE TO LIMITED CONSENT, DATED AS OF AUGUST 3, 2009:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Dunsun Lazasur
Name: Dunsun Lazasur
Title: Vice President

By:	/s/ Valerie Shapiro
Name Valerie Shapiro
Title Vice President

(Signature Page to Limited Consent)

Schedule A  -  Schedule of Borrowers

Greenwood Financial Inc.

Masterpiece Homes, LLC

OHB Homes, Inc.

Orleans Corporation

Orleans Corporation of New Jersey

Orleans Construction Corp.

Parker & Lancaster Corporation

Parker & Orleans Homebuilders, Inc.

Sharp Road Farms, Inc.

OPCNC, LLC

Orleans at Bordentown, LLC

Orleans at Cooks Bridge, LLC

Orleans at Covington Manor, LLC

Orleans at Crofton Chase, LLC

Orleans at East Greenwich, LLC

Orleans at Elk Township, LLC

Orleans at Evesham, LLC

Orleans at Hamilton, LLC

Orleans at Harrison, LLC

Orleans at Hidden Creek, LLC

Orleans at Jennings Mill, LLC

Orleans at Lambertville, LLC

Orleans at Lyons Gate, LLC

Orleans at Mansfield, LLC

Orleans at Maple Glen, LLC

Orleans at Meadow Glen, LLC

Orleans at Millstone, LLC

Orleans at Millstone River Preserve, LLC

Orleans at Moorestown, LLC

Orleans at Tabernacle, LLC

Orleans at Upper Freehold, LLC

Orleans at Wallkill, LLC

Orleans at Westampton Woods, LLC

Orleans at Woolwich, LLC

Orleans Arizona Realty, LLC

Orleans DK, LLC

Wheatley Meadows Associates, LLC

Parker Lancaster, Tidewater, L.L.C.

Brookshire Estates, L.P. (f/k/a Orleans at Brookshire Estates, L.P.)

Orleans at Falls, LP

Orleans at Limerick, LP

Orleans at Lower Salford, LP

Orleans at Thornbury, LP

Orleans at Upper Saucon, L.P.

Orleans at Upper Uwchlan, LP

Orleans at West Bradford, LP

Orleans at West Vincent, LP

Orleans at Windsor Square, LP

Orleans at Wrightstown, LP

Stock Grange, LP

Orleans RHIL, LP

Realen Homes, L.P.